Power of attorney
Know by all these present, that the
 undersigned hereby constitutes and
 appoint Randall J. Frapart the undersigneds true and lawful attorney-in-fact to: execute for and on behalf of the undersigned, in the undersigneds capacity as an officer and/or director of US Dataworks, Inc.
 (the Company), Forms 3, 4, and 5
(collectively, Section 16 Reports) in
accordance with Section 16(a) of the
 Securities Exchange Act of 1934
 and the rules thereunder; do and
perform any and all acts for and on
behalf of the undersigned which may
 be necessary or desirable to complete
 and execute any Section 16 Reports,
 complete and execute any amendments
 thereto, and timely file such forms with the United States Securities and Exchange
 Commission and any stock exchange or
similar authority; and take any other
action of any type whatsoever in
connection with the foregoing which,
 in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such
form and shall contain such terms and
 conditions as such attorney-in-fact may
 approve in such attorney-in-facts
discretion. The undersigned hereby
 grants to Randall J. Frapart attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned
 acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity
 at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.
 This Power of Attorney shall remain
 in full force and effect until the
 undersigned is no longer required
 to file Section 16 Reports with respect
 to the undersigneds holdings of and
 transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be
executed as of this 20th day of
November, 2012.


/s/ Charles E Ramey